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                                                                    EXHIBIT 99.3

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Current Report of Meritage Corporation (the "Company") on Form 8-K dated July 12, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Larry W. Seay, Chief Financial Officer of the Company certify, to the extent required by applicable law, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                   MERITAGE CORPORATION
                                   a Maryland Corporation

                                   By /s/ LARRY W. SEAY
                                      ------------------------
                                      Larry W. Seay
                                      CHIEF FINANCIAL OFFICER


                                   September 10, 2002
                                   ---------------------------
                                   date